PROPERTY, PLANT AND EQUIPMENT, NET (Tables)	12 Months Ended
Mar. 31, 2025
PROPERTY, PLANT AND EQUIPMENT, NET
Schedule of property, plant and equipment, stated at cost less accumulated depreciation
	As of March 31,
	2025	2024
	US$’000	US$’000
Plant and machinery	40,081	38,652
Buildings	52,554	52,696
Motor vehicles	1,045	1,045
Office equipment	363	301
Work-in-progress	-	39
Subtotal	94,043	92,733
Less: accumulated depreciation	(50,851)	(45,748)
Property, plant and equipment, net	43,192	46,985